Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Chesapeake Energy Corporation (the "Company") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus
C. Rowland, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(A) or 15(d) of the Securities Exchange act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ MARCUS C.ROWLAND
                                                -------------------------------
                                                Marcus C. Rowland
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Executive Officer)


Date:  June 30, 2003


     A signed original of this written statement required by Section 9036 has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.